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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                  -------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported): October 8, 1996

                             TCSI Corporation
          (Exact name of registrant as specified in its charter)

         Nevada                    0-19377                 68-0140975
(State of incorporation)         (Commission             (IRS Employer
                                 File Number)          Identification No.)

2121 Allston Way, Berkeley, California                       94704
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (510) 649-3700

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Item 5.  Other Events.

         On October 8, 1996, TCSI Corporation issued a press release, a copy of which is filed herewith as Exhibit 28.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TCSI Corporation

By: /s/Paul A. Farmer
    -----------------
Paul A. Farmer
Chief Financial Officer

Date: October 8, 1996

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                            INDEX TO EXHIBITS

28.  Press Release, dated October 8, 1996

        TCSI Launches Flexible Licensing Program for Lode DSP Core

       TCSI Successfully Delivers Lode Product to Inital Licensees

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For additional information contact:

  TCSI Corporation
  Investor Inquiries:
     Leigh Salvo - (510) 649-3800
  Press Inquiries:
     Holly McArthur - (510) 420-5787

BOSTON,  Massachusetts,  DSP  World  Expo  -  OCTOBER  8,  1996  -  TCSI
Corporation (Nasdaq: TCSI), the global provider of software to the telecom industry, today announced that the Lode digital signal processor
(DSP) core is commercially available through a new flexible licensing model. This program provides a range of usage options from one-time limited use through unlimited use in multiple applications. This flexible program gives TCSI the ability to tailor each license to a customer's specific needs and will help alleviate the high initial costs normally associated with DSP core licenses. Originally announced in early 1995, TCSI has already successfully delivered the Lode DSP core to initial licensees including KETI and ANAM in Korea, as well as a major Japanese semiconductor manufacturer. With today's announcement, the product is now broadly available to developers and manufacturers worldwide.

"We are convinced that Lode will set the highest performance standard among DSP cores available for license," stated Hatch Graham, senior vice president and general manager for TCSI. "But we also realize that customer profiles differ, and so we've designed our licensing program to be convenient, flexible, and supported by world-class application software."

Lode is an advanced, 16-bit DSP core designed for higher performance in digital cellular, speech, and voice communications applications. The Lode core architecture efficiently performs the baseband functions such as speech compression, forward error correction, and modem functions that are required by digital cellular standards. The TCSI Lode DSP core is the first general purpose DSP providing two multiplier-accumulators
(MACs) that reduce power consumption by effectively cutting cycle times in half. Lode's suite of user-friendly software development tools (also announced today, see related TCSI press release) is designed to allow customers to get their Lode-based products to market even faster. For more information on TCSI's Lode product, please visit DSP Net of the World Wide Web at www.dspnet.com.

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TCSI Corporation

TCSI Corporation provides object-oriented software products, services, and solutions to the telecom industry worldwide. Service providers and equipment manufacturers deploy TCSI's software to enable a range of customer services, automated processes, and the management of broadband, wireless, and intelligent networks. TCSI serves its customers in offices throughout North America, Europe, and the Pacific Rim.

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